Sentinel Variable Products Trust

Prospectus

Supplement dated June 24, 2016 to the Prospectus dated April 30, 2016, as supplemented to date

Reorganization of the Sentinel Variable Products Mid Cap Fund

Effective at the close of business on June 17, 2016, the Sentinel Variable Products Mid Cap Fund (the “SVP Mid Cap Fund”) was reorganized into the Sentinel Variable Products Small Company Fund (the “SVP Small Company Fund”). In the reorganization, shareholders of the SVP Mid Cap Fund received shares of the SVP Small Company equal to the net asset value of the shares of the SVP Mid Cap Fund that were held immediately prior to the reorganization. After June 17, 2016, the SVP Mid Cap Fund is no longer available as an investment option and all references to the SVP Mid Cap Fund being an available investment option in the Prospectus are hereby deleted.

Election of Board of Trustees

At a special meeting of shareholders of the Sentinel Variable Products Trust (the “Trust”) held on May 23, 2016, the shareholders of the Trust elected eight individuals to the Board of Trustees of the Trust. The eight individuals elected to the Board of Trustees were all of the nominees proposed for election as set forth in the proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934. Shortly following the special meeting, the trustees who were not interested persons of the Trust who served immediately prior to the special meeting of shareholders resigned as trustees.

Additional information about the Sentinel Variable Products Trust Trustees and their other board membership activities can be found in the Sentinel Variable Products Trust Statement of Additional Information dated April 30, 2016 as supplemented to date.